UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________
Form 8-K
_______________
Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

July 18, 2012
Date of Report (Date of earliest event reported)

BB&T Corporation
(Exact name of registrant as specified in its charter)
_____________

Commission file number : 1-10853

North Carolina	56-0939887
(State of incorporation)	(I.R.S. Employer Identification No.)

200 West Second Street
Winston-Salem, North Carolina	27101
(Address of principal executive offices)	(Zip Code)

(336) 733-2000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

¨	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¨	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¨	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¨	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.

     On July 18, 2012, BB&T Corporation (the “Company”), through the trusts identified below, redeemed all of the issued and outstanding trust preferred securities of each of the trusts in the aggregate principal amounts set forth below.

Trust	Security	Amount	CUSIP
BB&T Capital Trust I	5.85% Capital Securities	$500,000,000	05529MAA0
BB&T Capital Trust II	6.75% Cumulative Capital Securities	$600,000,000	05530AAA3
BB&T Capital Trust V	Fixed to Floating Rate Enhanced Trust	$450,000,000	05530J205
	Preferred Securities
BB&T Capital Trust VI	9.60% Enhanced Trust Preferred Securities	$575,000,000	05531B201
BB&T Capital Trust VII	8.10% Enhanced Trust Preferred Securities	$350,000,000	05531H208

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BB&T CORPORATION
(Registrant)

By:	/s/ Cynthia B. Powell
Name:	Cynthia B. Powell
Title:	Executive Vice President and Corporate
Controller (Principal Accounting Officer)

Date: July 18, 2012